                                                                   Exhibit 10.14


                                RIGHTS AGREEMENT

                                     BETWEEN

                            REYNARD MOTORSPORT, INC.

                                       AND

                         ------------------------------

                                JANUARY ___, 1999



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                                TABLE OF CONTENTS

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1.  CERTAIN DEFINITIONS.......................................................................................1

2.  APPOINTMENT OF RIGHTS AGENT...............................................................................4

3.  ISSUE OF RIGHTS CERTIFICATES..............................................................................5

4.  FORM OF RIGHTS CERTIFICATES...............................................................................6

5.  COUNTERSIGNATURE AND REGISTRATION.........................................................................7

6.  TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHTS CERTIFICATES; MUTILATED, DESTROYED,
    LOST OR STOLEN RIGHTS CERTIFICATES........................................................................7

7.  EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS AND EXTENSION...............................8

8.  CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES......................................................10

9.  AVAILABILITY OF COMMON STOCK.............................................................................10

10. RECORD HOLDERS OF COMMON STOCK ISSUED UPON EXERCISE OF RIGHTS............................................12

11. ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OF COMMON STOCK OR NUMBER OF RIGHTS..............12

12. CERTIFICATE OF ADJUSTMENT................................................................................18

13. CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING POWER.....................................19

14. FRACTIONAL RIGHTS AND FRACTIONAL SHARES..................................................................21

15. RIGHTS OF ACTION.........................................................................................22

16. AGREEMENT OF RIGHT HOLDERS...............................................................................22

17. RIGHTS CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER.......................................................23

18. CONCERNING THE RIGHTS AGENT..............................................................................23

19. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT................................................24

20. DUTIES OF RIGHTS AGENT...................................................................................24

21. CHANGE OF RIGHTS AGENT...................................................................................26

22. ISSUANCE OF NEW RIGHTS CERTIFICATES......................................................................27

23. REDEMPTION...............................................................................................28

24. EXCHANGE.................................................................................................29

25. NOTICE OF CERTAIN EVENTS.................................................................................30

26. NOTICES..................................................................................................30

27. SUPPLEMENTS AND AMENDMENTS...............................................................................31

28. SUCCESSORS...............................................................................................32

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29. DETERMINATIONS BY THE BOARD OF DIRECTORS.................................................................32

30. BENEFITS OF THIS RIGHTS AGREEMENT........................................................................33

31. SEVERABILITY.............................................................................................33

32. GOVERNING LAW............................................................................................33

33. COUNTERPARTS.............................................................................................33

34. DESCRIPTIVE HEADINGS.....................................................................................33


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                                RIGHTS AGREEMENT


         This Rights Agreement (the "Rights Agreement"), is effective as of January ___, 1999, between Reynard Motorsport, Inc., a Delaware corporation (the "Company"), and ___________________________ (the "Rights Agent").

                                   WITNESSETH:

         WHEREAS, on September 28, 1998, the Board of Directors of the Company (the "Board") authorized and declared a dividend of one common stock purchase right ("Right") for each share of the Company's common stock outstanding at the Close of Business (as hereinafter defined) on December 30, 1998 (the "Record Date"), each such right representing the right to purchase one share of the Company's common stock upon the terms and subject to the conditions therein set forth and the Board further authorized and directed the issuance of one common stock purchase right with respect to each share of the Company's common stock that becomes outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date (as hereinafter defined);

         Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.       CERTAIN DEFINITIONS

         For purposes of this Rights Agreement, the following terms have the meanings indicated:

(a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, becomes, at any time after the date of this Rights Agreement (whether or not such status continues for any period, except as provided in subclause (Y) of this paragraph (a)), the Beneficial Owner of Common Stock representing fifteen percent (15%) or more of the Common Stock then outstanding. Notwithstanding the foregoing, (A) the term "Acquiring Person" shall not include (i) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Stock for or pursuant to the terms of any such plan (e.g. trustee or plan fiduciary), (ii) any Person, who or which together with all Affiliates and Associates of such Person becomes the Beneficial Owner of fifteen percent (15%) or more of the then outstanding Common Stock as a result of the acquisition of Common Stock directly from the Company (provided, however, that if, after such acquisition, such Person, or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional Common Stock in an acquisition not made directly from the Company, then such Person shall be deemed an Acquiring Person), or (iii) Adrian J. Reynard or any of his Affiliates or Associates, and (B) no Person shall be an "Acquiring Person" either (X) as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportional number of shares beneficially owned by such Person together with all Affiliates and Associates of such Person;

         except that if (i) a Person would become an Acquiring Person (but for the operation of this subclause (X)) as a result of the acquisition of Common Stock by the Company, and (ii) after such stock acquisition by the Company, such Person, or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional Common Stock, then such Person shall be deemed an Acquiring Person, or (Y) if (i) such Person, or an Affiliate or Associate of such Person, inadvertently becomes the Beneficial Owner of fifteen percent (15%) or more of the outstanding Common Stock, (ii) within eight (8) Business Days thereafter such Person notifies the Board that such Person did so inadvertently, and
         (iii) within two (2) Business Days after such notification, such Person is the Beneficial Owner of less than fifteen percent (15%) of the outstanding Common Stock.

(b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(c) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to have acquired "beneficial ownership" of, or to have acquired beneficial ownership of, or to "beneficially own", any securities:

         (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as of the date hereof;


         (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon satisfaction of conditions) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to have acquired beneficial ownership of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or
                  (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to have acquired beneficial ownership of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D or 13G under the Exchange Act (or any comparable or successor report); or


         (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any Affiliate or Associate of such Person has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to


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                  a bona fide public offering of securities) for the acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of any securities of the Company.



         Notwithstanding anything in this definition of "Beneficial Owner" to the contrary, the phrase "then outstanding", when used with reference to a Person's beneficial ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

(d) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in Indiana are authorized or obligated by law or executive order to close.

(e) "Close of Business" on any given date shall mean 5:00 P.M., Indianapolis, Indiana time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Indianapolis, Indiana time, on the next succeeding Business Day.

(f) "Common Stock" when used with reference to the Company shall mean shares of the Company's common stock, par value .01 cents per share, and any other class or classes or series of common stock of the Company resulting from any subdivision, combination, recapitalization or reclassification of shares of such Common Stock. "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock (or voting equity interest or, in certain circumstances, cash, property or other interests) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first mentioned Person.

(g) "Company" shall have the meaning set forth in the recitals to this Rights Agreement.

(h) "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

(i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(j)      "Exchange Ratio" shall have the meaning set forth in Section 24 hereof.

(k) "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

(l) "Person" shall mean any individual, firm, partnership, corporation, limited liability company, trust, association, joint venture or other entity, and shall include any successor (by merger or otherwise) of such entity.

(m) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

(n) "Purchase Price" shall have the meaning set forth in Section 7(a) hereof.

(o) "Record Date" shall have the meaning set forth in the recitals to this Rights Agreement.



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(p)      "Redemption Date" shall have the meaning set forth in Section 7(a)
         hereof.

(q) "Redemption Price" shall have the meaning set forth in Section 23 hereof.

(r) "Rights Agent" shall have the meaning set forth in the recitals to this Rights Agreement.

(s) "Rights Agreement" shall have the meaning set forth in the recitals to this Rights Agreement.

(t) "Rights Certificates" shall have the meaning set forth in Section 3(a) hereof.

(u) "Section 11(a)(ii) Event" shall mean any event described in Section 11(a)(ii) hereof.

(v) "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(w)      "Securities Act" shall mean the Securities Act of 1933, as amended.


(x) "Stock Acquisition Date" shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such; provided, that, if such Person is determined not to have become an Acquiring Person pursuant to Section 1(a) hereof, then no Stock Acquisition Date shall be deemed to have occurred.

(y) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is beneficially owned, directly or indirectly, or otherwise controlled by such Person.

(z) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

(aa)     "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

(bb) "Triggering Event" shall mean a Section 11(a)(ii) Event or a Section 13 Event.

(cc) "Voting Securities" shall have the meaning set forth in Section 13(a) hereof.

2.       APPOINTMENT OF RIGHTS AGENT

         The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date, also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.


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3.       ISSUE OF RIGHTS CERTIFICATES

(a) Until the earlier of (i) the Close of Business on the tenth (10th) Business Day after the Stock Acquisition Date, or (ii) the Close of Business on the tenth (10th) Business Day (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Stock for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2 of the General Rules and Regulations under the Exchange Act or of the first public announcement of the intention of any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company, or any Subsidiary of the Company or any entity holding Common Stock for or pursuant to the terms of any such plan) to commence (which intention to continue remains in effect for five Business Days after such announcement) a tender or exchange offer, if upon consummation thereof, such Person would become the Beneficial Owner of fifteen percent (15%) or more of the Common Stock then outstanding (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for the Common Stock registered in the names of the holders thereof (which certificates shall also be deemed to be certificates for Rights) and not by separate certificates, and (y) the Rights (and the right to receive separate certificates evidencing the rights ("Rights Certificates")) will be transferable only in connection with the transfer of the underlying Common Stock (including a transfer to the Company) as more fully set out below. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Rights Certificate, which shall be in substantially the form of Exhibit A hereto, evidencing one Right for each share of Common Stock so held, subject to amendment as provided herein. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.


(b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Common Stock, in substantially the form of Exhibit B hereto (the "Summary of Rights"), by first-class, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration
         Date), the surrender for transfer of any certificate for Common Stock outstanding, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

(c) Certificates for Common Stock which become outstanding (including, without limitation, re-acquired Common Stock which is subsequently disposed of by the Company) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final



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         Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

              "This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement, as it may from time to time be supplemented or amended, between Reynard Motorsport, Inc. and _____________________________ (the "Rights
              Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Reynard Motorsport, Inc. Under certain circumstances, as set forth in the Rights Agreement, such rights may be redeemed or exchanged, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. Reynard Motorsport, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain circumstances, rights issued to or held by Acquiring Persons or any Affiliates or Associates thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void."

         With respect to such certificates (whether or not the certificates contained the foregoing legend), until the earlier of the Distribution Date, the Redemption Date, or the Final Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated therewith. In the event that the Company purchases or acquires any Common Stock after the Record Date, but prior to the earlier of the Distribution Date, the Redemption Date or the Final Expiration Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which is no longer outstanding.

4.       FORM OF RIGHTS CERTIFICATES

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall be substantially the same as provided for in Section 3(a) hereof and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Rights Certificates, whenever issued, shall entitle the holders thereof to purchase such number and kind of shares of Common Stock as shall be set forth therein at the price per share set forth therein, but the number and kind of such shares of Common Stock and the price per share shall be subject to adjustment as provided herein.


(b) Any Rights Certificate issued pursuant to Sections 3(a), 11(i), or 22 hereof that represents Rights which are null and void pursuant to
         Section 7(f) of this Rights Agreement, and any Rights Certificate issued pursuant to Sections 6, 11 or 22 hereof upon transfer, exchange,



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         replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

              "The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby are null and void."

         Notwithstanding the above provision, failure to place such legend on any Rights Certificate representing Rights which are otherwise null and void pursuant to the terms of this Rights Agreement shall not affect the null and void status of such Rights.

5.       COUNTERSIGNATURE AND REGISTRATION

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of such Rights Certificate or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHTS CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS CERTIFICATES

(a) Subject to the provisions of Sections 4(b), 7(f) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Rights Certificate or Rights


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



         Certificates (other than Rights Certificates representing Rights that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, respectively, entitling the registered holder to purchase a like number and kind of shares of Common Stock as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall, subject to Sections 4(b), 7(f) and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

7.       EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS AND
         EXTENSION

(a) Subject to Section 7(f) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the price per share (rounded to the nearest cent) provided for in paragraph (c) below (the "Purchase Price") for each Common Share as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on December 30, 2008 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

(b) So long as the Rights have not been redeemed pursuant to Section 23 hereof, the Company may, in its sole discretion, determine to extend the Rights for successive periods not to exceed ten years in duration, by giving notice of such extension to the Rights



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

         Agent, such notice to be given at least 10 and not more than 30 days before the Final Expiration Date.

(c) The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall initially be $60, subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (d) below.

(d) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the Common Stock (or, following a Triggering Event, other securities, cash or other assets as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights Certificate in accordance with Section 9(e) hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) requisition from any transfer agent of the Common Stock certificates for the number and kind of shares of Common Stock to be purchased (or depository receipts when appropriate) and the Company hereby irrevocably authorizes its transfer agents to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a)(iii) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require, prior to the occurrence of a Triggering Event, that upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Common Stock would be issued.

(e) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(f) Notwithstanding anything to the contrary in this Rights Agreement, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) any Acquiring Person (or any Associate or Affiliate of an Acquiring Person), (ii) a transferee of an Acquiring Person (or any Associate or Affiliate of an Acquiring Person) which becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or any Associate or Affiliate of an acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Associate or Affiliate of such Acquiring Person) to holders of equity interests in such Acquiring Person (or of any such Associate or Affiliate) or to any Person with whom the Acquiring

         Person has any agreement, arrangement or understanding regarding the transferred Rights, or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(f), shall be null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Rights Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this
         Section 7(f) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights or any other Person as a result of its failure to make any determination under this Section 7(f) or under such Section 4(b) with respect to any Acquiring Person or an Associate or Affiliate of an Acquiring Person or their transferees.

(g) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported transfer or exercise unless such registered holder shall have (i) completed and signed the certificate following the form of assignment or election to purchase set forth on the reverse side of the Rights Certificate surrendered for such assignment or exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner of the Rights requested by such Rights Certificate) or Affiliates or Associates thereof as the Company shall reasonably request.

8.       CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES

         All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9.       AVAILABILITY OF COMMON STOCK

(a) Subject to the Company's rights under Section 11(a)(iii) hereof to otherwise fulfill its obligations hereunder, the Company shall cause to be reserved and kept available, out of its authorized and unissued Common Stock or any Common Stock held in its treasury, the number and kind of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Rights Agreement; provided, however, that such action need not be taken with respect to Common Stock (or other securities) issuable upon exercise of Rights until the occurrence of a Triggering Event.

(b) So long as the Common Stock issuable upon the exercise of Rights may be listed on any national securities exchange or automated quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares of Common Stock reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise; provided, however, that the Company shall have no obligation hereunder to list the Common Stock on any national securities exchange.

(c) The Company shall take all such action as may be necessary to ensure that all shares of Common Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares of Common Stock.

(d) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Triggering Event in which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Sections 11(a)(ii) (or Sections 11(a)(iii) or 13 hereof), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act, with respect to the Common Stock or other securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities , or (B) the Final Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states and other appropriate jurisdictions in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this paragraph, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective and to take such actions under such other securities or blue sky laws and permit them to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(e) The Company shall pay, when due and payable, any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any Common Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of certificates or depository receipts for the Common Stock in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates for Common Stock upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

10.      RECORD HOLDERS OF COMMON STOCK ISSUED UPON EXERCISE OF RIGHTS

         Each person in whose name any certificate for Common Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Company's transfer books for the Common Stock are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of securities for which the Rights evidenced thereby shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OF COMMON STOCK OR NUMBER OF RIGHTS

         The Purchase Price, the number and kind of shares of Common Stock or other shares of capital stock covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Section 11.

(a)      (i) In the event the Company shall at any time after the Record Date
         (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock into a greater number of such shares, (C) combine the outstanding shares of Common Stock into a smaller number of such shares, or (D) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) or Section 7(f) hereof, the Purchase Price in effect for Rights at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, upon exercise of the Right shall be proportionately adjusted so that the holder of any Right exercised after such time shall, upon payment of the Purchase Price then in effect, be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one
         (1) such Right be less than the per share par value of the shares of capital stock issuable upon exercise of such Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and
         Section 11(a)(ii),
         the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) Subject to Section 24 of this Rights Agreement, in the event any Person becomes an Acquiring Person at any time after the Record Date, then the Purchase Price for each share of Common Stock issuable upon exercise of Rights shall be reduced to an amount equal to fifty percent (50%) of the current market price per share of such Common Stock (determined pursuant to Section 11(d)) on the Stock Acquisition Date. Notwithstanding the above, if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of
         Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).

(iii) In the event that the number of shares of Common Stock authorized by the Company's Certificate of Incorporation but not outstanding or reserved for issuance shall not be sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall, to the extent permitted by applicable law, take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise of the Rights, including the calling of a meeting of stockholders; provided, however, if the Company is unable to cause the authorization of additional shares of Common Stock then the Company, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall, at its option (A) pay cash equal to twice the applicable Purchase Price (as adjusted pursuant to this Section 11) in lieu of issuing any such Common Stock and requiring payment therefor, (B) issue equity securities having a value equal to the market price of the shares of Common Stock which otherwise would have been issuable pursuant to the foregoing subparagraph (ii), which value shall be determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of Rights, or (C) distribute a combination of Common Stock, cash and/or other equity securities having a value equal to the market price of the shares of the Common Stock which are otherwise issuable pursuant to the foregoing subparagraph (ii), determined in accordance with the preceding clause
         (B), upon exercise of the related Rights.


(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of shares of Common Stock entitling them (for a period expiring within forty-five
         (45) calendar days after such record date) to subscribe for or purchase Common Stock, or securities convertible into Common Stock, at a price per share (or having a conversion price per share, if a security convertible into Common Stock) less than the then current per share market price (as defined in Section 11(d)) of the shares of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one (1) Right be less than the per share par value of the shares of capital stock of the Company issuable upon exercise of one
         (1) Right. In case such subscription price may be paid in consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Common Stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.


(c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend payable out of net profits or surplus of the Company, a dividend payable in shares of Common Stock or other distribution referred to in
         Section 11(a) hereof) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Common Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights) of the portion of such cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one (1) share of Common Stock and the denominator of which shall be such current per share market price of the Common Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one (1) Right be less than the per share par value of the shares of capital stock of the Company to be issued upon exercise of one (1) Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.


(d) For the purpose of any computation hereunder, the "current per share market price" of a share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of a share of Common Stock is determined during a period following the announcement by the Company of (i) a dividend or distribution on the Common Stock, payable in shares of Common Stock or securities convertible into Common Stock, or (ii) any subdivision, combination or reclassification of the Common Stock, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current per share market price of one (1) share of Common Stock. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market or other such system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock, selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of the Common Stock on such date as determined in good faith by the Board shall be used, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of Rights.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this
         Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-thousandth of a share as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment, or (ii) the Final Expiration Date.

(f) If as a result of an adjustment made pursuant to Sections 11(a) or 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 11(a), (b), (c), (e),
         (g), (h), (i), (j), (k) and (m) hereof, inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Common Stock shall apply on like terms to any such other shares; provided, however, that the Company shall not be liable for its inability to reserve and keep available for issuance upon exercise of the Rights pursuant to Section 11(a)(ii) hereof a number of shares of

         Common Stock greater than the number then authorized by the Certificate of Incorporation of the Company but not outstanding or reserved for other purposes.

(g) All Rights originally issued by the Company subsequent to any adjustment made hereunder to the Purchase Price applicable thereto shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock (or other capital stock or cash or combination thereof) purchasable from time to time hereunder upon exercise of such Rights, all subject to further adjustment as provided herein.

(h)      Unless the Company shall have exercised its election as provided in
         Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each related Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock (calculated to the nearest one one-thousandth of a share) obtained by (i) multiplying (x) the number of shares covered by such Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such Purchase Price adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such Purchase Price adjustment.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of such Rights outstanding after such adjustment of the number of such Rights shall be exercisable for the number of shares of Common Stock for which such Right was exercisable immediately prior to such adjustment. Each such Right held of record prior to such adjustment of the number of Rights shall become that number of such Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of such Purchase Price by the Purchase Price in effect immediately after such adjustment. The Company shall make a public announcement of its election to adjust the number of Rights indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of such Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of such Rights Certificates on such record date additional Rights, subject to Section 14 hereof, to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for such Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of shares of Common Stock which were expressed in such Rights Certificates theretofore issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any related Right exercised after such record date the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that (i) any consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any Common Stock at less than the current market price, (iii) issuance wholly for cash of Common Stock or securities which by their terms are convertible into or exchangeable for Common Stock, (iv) dividends on Common Stock payable in shares of Common Stock or (v) issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of Common Stock, shall not be taxable to such stockholders.

(n) The Company shall not, after the Distribution Date, except as permitted by Sections 23 or 27 hereof, take (or permit any Subsidiary to take) any action the purpose of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to, materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in any such case (i) the number of shares of Common Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such event, and
         (ii) each share of Common Stock outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(p) The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a consolidation with a Subsidiary of the Company in a transaction which does not violate the provisions of Section 11(n) hereof), (ii) merge with or into any other Person (other than a merger with a Subsidiary of the Company in a transaction which does not violate the provisions of Section 11(n) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets, earning power or cash flow aggregating 50% or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than a sale or transfer to the Company and/or any of its Subsidiaries in one or more transactions each of which does not violate the provisions of Section 11(n) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, this Section 11(p) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

12.      CERTIFICATE OF ADJUSTMENT

         Whenever an adjustment is made as provided in Sections 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment,
(b) file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate and, (c) include a brief summary thereof in the next quarterly or current report filed pursuant to the Exchange Act by the Company, and, following the Distribution Date, mail such summary to each holder of a Rights Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing sentence, the failure by the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

13.      CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING POWER

(a) In the event that, on or following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) the Company shall consolidate with, or merge with, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(n) hereof), and the Company shall be the continuing or surviving corporation of such consolidation or merger and in connection with such consolidation or merger all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property (other than, in a case of any transaction described in (x) or (y), a merger or consolidation which would result in all of the securities generally entitled to vote in the election of directors ("Voting Securities") of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or a series of related transactions, assets, earning power or cash flow aggregating fifty percent (50%) or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or any Subsidiary of the Company in one or more transactions each of which does not violate
         Section 11(n) hereof), (any such event described in (x), (y) or (z) being a "Section 13 Event") then, and in each such case (except as provided in Section 13(d) hereof), proper provision shall be made so that (i) each holder of a Right, except as provided in Section 7(f) hereof, shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price (without giving effect to any adjustment to such Purchase Price pursuant to
         Section 11(a)(ii)) multiplied by the number of shares of Common Stock for which such Right is then exercisable, in accordance with the terms of this Rights Agreement, such number of freely tradable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by (A) multiplying the then current Purchase Price (without giving effect to any adjustment to such Purchase Price pursuant to Section 11(a)(ii)) by the number of shares of Common Stock for which such Right is then exercisable, and (B) dividing that product by fifty percent (50%) of the then current per share market price of the shares of Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with the consummation of such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Stock thereafter deliverable upon the exercise of the Rights.

(b)      "Principal Party" shall mean:

         (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which Common Stock of the Company is converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

         (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earnings power transferred pursuant to such transaction or transactions;

         provided, however, that in any of the foregoing cases (a) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; (b) if such Person is a Subsidiary, directly or indirectly, of more than one
         (1) Person, the Common Stock of two (2) or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (c) if such Person is owned, directly or indirectly, by a joint venture formed by two (2) or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in paragraphs (a) and (b) above shall apply to each of the chains of ownership having an interest in such joint ventures as if such party were a "Subsidiary" of both or all of such joint ventures and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of its authorized shares of Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer mentioned in paragraph (a) of this Section 13, the Principal Party at its own expense shall:

         (i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and
                  (B) remain
                  effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Final
                  Expiration Date;

         (ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under any applicable blue sky laws of various states and jurisdictions as may be necessary or appropriate; and

         (iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

14.      FRACTIONAL RIGHTS AND FRACTIONAL SHARES

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if such Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq Stock Market or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of such Rights on such date as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent, and shall be binding on the Rights Agent and the holders of Rights.

(b) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or exchange of the Rights for shares of Common Stock pursuant to Section 24 of this Rights Agreement, or to distribute certificates which evidence fractional shares of such securities. Fractions of shares of Common Stock may, at the election of the Company, be evidenced by depository receipts, pursuant to an appropriate agreement between the Company and a depository selected by it; provided that such agreement shall provide that the holders of such depository receipts shall have the rights, privileges and preferences to which they are entitled as beneficial owners of the Common Stock represented by such depository receipts. In lieu of fractional shares of Common Stock or depository receipts, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock. For the purposes of this Section 14(b), the current market value of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right by the acceptance of such Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

15.      RIGHTS OF ACTION

         All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Sections 18 and 20 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the registered holder of any other Rights Certificate (or, prior to the Distribution Date, of a Certificate representing the Common Stock), may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate (or prior to the Distribution Date certificates for shares of Common Stock) in the manner provided in such Rights Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against, actual or threatened violations of the obligations of any Person subject to, this Rights Agreement.

16.      AGREEMENT OF RIGHT HOLDERS

         Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c) subject to Sections 6(a) and 7(g) hereof, the Company and the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated certificates for shares of Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificates for shares of Common Stock made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(f), shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or a beneficial interest in a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

17.      RIGHTS CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER

         No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Common Stock or any other securities of the Company, which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such certificate for Common Stock or Rights Certificate shall have been exercised in accordance with the provisions hereof.

18.      CONCERNING THE RIGHTS AGENT

(a) The Company shall pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the costs and expenses of defending against any claim of liability, and the indemnity provided for herein shall survive the expiration of the Rights and the termination of this Rights Agreement.

(b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Rights Agreement in reliance upon any Rights Certificate or certificate for the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

19.      MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT

         Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or all or substantially all of the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates have the full force provided in the Rights Certificates and in this Rights Agreement.

         In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time the Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Rights Agreement.

20.      DUTIES OF RIGHTS AGENT

         The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person or any Affiliate or Associate thereof and the determination of "current per share market price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Rights Certificates (except its countersignature on such Rights Certificates) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(f) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Stock to be issued pursuant to this Rights Agreement or any Rights Certificate or as to whether any Common Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, split up, combination or exchange, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company.

21.      CHANGE OF RIGHTS AGENT

         The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon thirty (30) days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate or prior to the Distribution Date, the holder of a certificate for Common Stock (who shall, with such notice submit his Rights Certificate or certificate for Common Stock, as the case may be, for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least Twenty-Five Million Dollars ($25,000,000), or (b) an Affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and mail a notice thereof in writing to the registered holders of the Rights Certificates or if prior to the Distribution Date, the holders of certificates for Common Stock. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22.      ISSUANCE OF NEW RIGHTS CERTIFICATES

         Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price or the number or kind or class of stock or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Rights Agreement.

         In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) the Company shall not be obligated to issue any such Rights Certificates if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

23.      REDEMPTION

(a) The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth Business Day following the Stock Acquisition Date, or (ii) the Final Expiration Date, cause the Company to redeem all but not less than all of the then outstanding Rights at an initial redemption price of .01 cents per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof ("Redemption Price"). The redemption of the Rights by the Company may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Notwithstanding anything contained in this Rights Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, Common Stock (based on the "current per share market price," as defined in Section 11(d) hereof, of the Common Stock at the time of redemption) or any other form of consideration, or any combination of any of the foregoing, deemed appropriate by the Board.

(b) Immediately upon the action of the Board ordering the redemption of the Rights and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, the notice shall not affect the validity of such redemption. The Company shall promptly mail a notice of such redemption to all the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Stock prior to the Distribution Date.

(c) Notwithstanding the provisions of Section 23(a) hereof, in the event that a majority of the members of the Board are elected by stockholder action by written consent, or are comprised of Persons elected at a meeting of stockholders who were not nominated by the Board in office immediately prior to such meeting, then (i) for a period of one hundred and eighty (180) days following the effectiveness of such election, the Rights shall not be redeemed if such redemption is reasonably likely to have the purpose or effect of allowing any Person to become an Acquiring Person or otherwise facilitating the occurrence of a Triggering Event or a transaction with an Acquiring Person, and (ii) the Rights may not be redeemed following such 180 day period if (x) such redemption is reasonably likely to have the purpose or effect of facilitating a Triggering Event or transaction with an

         Acquiring Person, and (y) during such 180 day period the Company entered into any agreement, arrangement or understanding with any Acquiring Person which is reasonably likely to have the purpose or effect of facilitating a Triggering Event.

24.      EXCHANGE

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, cause the Company to exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(f) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any Person holding Common Stock for or pursuant to the terms of any such plan entered into by the Company to secure benefits payable under any employee benefit plan of the Company or any Subsidiary of the Company or Adrian J. Reynard and his Affiliates or Associates), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of Common Stock representing fifty percent (50%) or more of the Common Stock then outstanding.

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of such Rights at such last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number and kind of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(f) hereof) held by each holder of such Rights.

(c) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights or shall take such other action specified in Section 11(a)(iii) hereof.

(d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current per share market price of a whole share of Common Stock. For the purposes of this subsection (d), the current per share market price of a whole share of Common Stock shall be determined as of the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

25.      NOTICE OF CERTAIN EVENTS

(a) In case the Company, following the Distribution Date, shall propose (i) to pay any dividend payable in stock of any class or series to holders of Common Stock or to make any other distribution to holders of Common Stock (other than a regular quarterly cash dividend out of net profits or surplus of the Company), (ii) to offer to holders of Common Stock rights or warrants to subscribe for or to purchase any additional Common Stock or any other securities, rights or options, (iii) to effect any reclassification of the Common Stock (other than a reclassification involving only the subdivision of outstanding Common Stock), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of fifty percent (50%) or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than the Company and/or any of its Subsidiaries in one or more transactions each of which does not violate Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of such proposed action to the extent feasible, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by holders of Common Stock if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of Common Stock for purposes of such action, and in the case of any such other action, at least ten
         (10) days prior to the date of the taking of such proposed action or the date of participation therein by holders of Common Stock, whichever shall be the earlier. The failure to give notice required by this
         Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b) In case a Section 11(a)(ii) Event shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

26.      NOTICES

         Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

         Reynard Motorsport, Inc.
         8431 Georgetown Road, Suite 700
         Indianapolis, Indiana  46268
         Attention: Secretary

         Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

         [to be completed]

         ---------------------------
         ---------------------------
         ---------------------------
         Attention:
                    ----------------

         Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27.      SUPPLEMENTS AND AMENDMENTS

         Prior to the Distribution Date, the Company and the Rights Agent shall, if the Board so directs, supplement or amend any provision of this Rights Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date, the Company and the Rights Agent shall, if the Board so directs, supplement or amend this Rights Agreement without the approval of any holders of Rights Certificates in order
(a) to cure any ambiguity, (b) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein,
(c) to shorten or lengthen any time period hereunder or (d) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, that this Rights Agreement may not be supplemented or amended to lengthen, pursuant to clause (c) of this sentence, (i) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (ii) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this Rights Agreement to lower the thresholds set forth in Sections 1(a) and 3(a) hereof from fifteen percent (15%) to not less than the greater of (a) any percentage greater than the largest percentage of the then outstanding Common Stock then known by the Company to be beneficially owned by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, any Person holding Common Stock for or pursuant to the terms of any such plan or Adrian J. Reynard and his Affiliates and Associates) together with all Affiliates or Associates of such Person, or (b) ten percent (10%). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided that such supplement or amendment does not adversely affect the rights or obligations of the Rights Agent under Sections 18 or 20 of this Rights Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock. Notwithstanding anything contained in this Agreement to the contrary, in the event that a majority of the Board is comprised of (i) persons elected by stockholder consent or persons elected at a meeting who were not nominated by the Board in office immediately prior to such meeting, and/or (ii) successors of such persons elected to the Board for the purpose of either facilitating a Triggering Event with an Acquiring Person or circumventing directly or indirectly the provisions of this Section 27, then for a period of 180 days following the effectiveness of such action, this Agreement shall not be amended or supplemented in any manner reasonably likely to have the purpose or effect of facilitating a Triggering Event with an Acquiring Person.

28.      SUCCESSORS

         All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29.      DETERMINATIONS BY THE BOARD OF DIRECTORS

         For all purposes of this Rights Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board shall have the exclusive power and authority to administer this Rights Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to (a) interpret the provisions of this Rights Agreement, and (b) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including a determination to redeem or not redeem the Rights or to amend the Rights Agreement or a determination that an adjustment to the Redemption Price or Exchange Ratio is or is not appropriate). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

30.      BENEFITS OF THIS RIGHTS AGREEMENT

         Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock).

31.      SEVERABILITY

         If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid, void or unenforceable language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board.

32.      GOVERNING LAW

         This Rights Agreement and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

33.      COUNTERPARTS

         This Rights Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

34.      DESCRIPTIVE HEADINGS

         Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed and attested, all as of the day and year first above written.

                                        REYNARD MOTORSPORT, INC.
Attest:
By:                                     By:
   ----------------------------            --------------------------------
      Secretary                                           (title)


                                        [AGENT]
Attest:
By:                                     By:
   ----------------------------            --------------------------------
      Secretary                                           (title)

                                    EXHIBIT A
                           FORM OF RIGHTS CERTIFICATE


Certificate No. R-_____                                            ______Rights

NOT EXERCISABLE AFTER ________________, 2008 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT .01 cents PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SUCH AGREEMENT.]*

                               Rights Certificate

                            REYNARD MOTORSPORT, INC.

         This certifies that _________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of _______________, 1998 (the "Rights Agreement"), between Reynard Motorsport, Inc., a Delaware corporation (the "Company") and [___________________________] (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Indianapolis, Indiana time, on _______________, 2008, at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one fully paid non-assessable share of Reynard Motorsport, Inc. Common Stock, par value .01 cents per share (the "Stock"), at a purchase price of $______ per share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares of Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of _______________, 1998 based on the shares of Stock of the Company as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of shares of Stock which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

--------
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Rights Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Stock as the Rights evidenced by the Rights Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate (i) may be redeemed by the Company at its option at a redemption price of .01 cents per Right or (ii) may be exchanged in whole or in part for shares of Stock. No fractional shares of Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the shares of Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         Witness the facsimile signature of the proper officers of the Company. Dated as of _____________, ______.


ATTEST:                                   REYNARD MOTORSPORT, INC.

                                          By:
                                               ----------------------------

Countersigned:
               -----------------------

[AGENT]

By:
    ----------------------------------
     (Authorized Signature)

                                    EXHIBIT A
                   FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE


                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
                 (Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ , Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: _________________, _________              ______________________________
                                                              Signature

Signature Medallion Guaranteed:

         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

               --------------------------------------------------

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), and

         (2) after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person.

Dated: _________________, _________
                                                 ______________________________
                                                              Signature

                          Form of Election to Purchase

              (To be executed if holder desires to exercise Rights
                     represented by the Rights Certificate.)

To: ___________________:

         The undersigned hereby irrevocably elects to exercise ______ Rights represented by this Rights Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and deliverable to:

_______________________________________________________________________________
       (Please insert social security number or other identifying number)

_______________________________________________________________________________
                         (Please print name and address)

         If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

_______________________________________________________________________________
       (Please insert social security number or other identifying number)

_______________________________________________________________________________
                         (Please print name and address)


Dated:__________________, ____                _________________________________
                                              Signature

Signature Medallion Guaranteed:

         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

               --------------------------------------------------

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) this Rights Certificate [ ] is [ ] is not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), and

         (2) after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person.

Dated: _________________, ________

                                              _________________________________
                                              Signature

                                    EXHIBIT B
                   SUMMARY OF RIGHTS TO PURCHASE COMMON STOCK


         Effective as of _______________, 1998, the Board of Directors (the "Board") of Reynard Motorsport, Inc. (the "Company") adopted a Rights Agreement (the "Rights Agreement") and authorized and declared a dividend of one common stock purchase right (a "Right") for each outstanding share of common stock, par value .01 cents per share, of the Company (the "Common Stock"). The dividend is payable on _____________, 1998, to the stockholders of record on _____________, 1998 (the "Record Date"), and with respect to Common Stock issued thereafter until the Distribution Date (as hereinafter defined) or the expiration or earlier redemption or exchange of the Rights. Except as set forth below, each Right entitles the registered holder to purchase from the Company, at any time after the Distribution Date one share of Common Stock at a price per share of $[___], subject to adjustment (the "Purchase Price"). The description and terms of the Rights are as set forth in the Rights Agreement, dated ____________, 1998 between the Company and ___________________, as Rights Agent.

         Initially the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock upon the earlier to occur of (i) ten (10) Business Days after the public announcement of a person's or group of affiliated or associated persons (other than Adrian J. Reynard, the Company, its subsidiaries or employee benefit plans and Affiliates and Associates of such persons) having acquired beneficial ownership of fifteen percent (15%) or more of the outstanding Common Stock (such person or group being hereinafter referred to as an "Acquiring Person"); or (ii) ten (10) Business Days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group's becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date").

         The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with, and only with, the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date (and to each initial record holder of certain Common Stock issued after the Distribution Date), and such separate Rights Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on ____________, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

         In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right will thereafter have the right (the "Flip-In Right") to acquire a share or Common Stock for a purchase price equal to fifty percent (50%) of the then current market price. Notwithstanding the foregoing, all Rights that are, or were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void and not exercisable.

         In the event that, at any time following the Distribution Date, (i) the Company is acquired in a merger or other business combination transaction in which the holders of all of the outstanding shares of Common Stock immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) fifty percent (50%) or more of the Company's assets or earning power is sold or transferred, then each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise and payment of the Purchase Price, common stock of the acquiring company for a Purchase Price equal to fifty percent (50%) of the then current market value. If a transaction would otherwise result in a holder's having a Flip-In as well as a Flip-Over Right, then only the Flip-Over Right will be exercisable; if a transaction results in a holder's having a Flip-Over Right subsequent to a transaction resulting in a holder's having a Flip-In Right, a holder will have Flip-Over Rights only to the extent such holder's Flip-In Rights have not been exercised.

         The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of Common Stock of certain rights or warrants to subscribe for or purchase Common Stock at a price, or securities convertible into Common Stock with a conversion price, less than the then current market price of the Common Stock, or (iii) upon the distribution to holders of Common Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of net profits or surplus or dividends payable in shares of Common Stock) or of subscription rights or warrants (other than those referred to above). However, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent (1%).

         No fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of Common Stock on the last trading day prior to the date of exercise.

         At any time prior to the tenth Business Day following the time a person or group of affiliated or associated persons becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of .01 cents per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         At any time after any person becomes an Acquiring Person and prior to the acquisition by such person or group of affiliated or associated persons of shares of Common Stock representing fifty percent (50%) or more of the then outstanding Common Stock, the Board may exchange the Rights (other than Rights which have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

         All of the provisions of the Rights Agreement and the terms of the Rights may be amended prior to the Distribution Date by the Board for any reason it deems appropriate without the consent of the Holders of the Rights. Prior to the Distribution Date, the Board is also authorized, as it deems appropriate, to lower the thresholds for Acquiring Person status to not less than the greater of
(i) any percentage greater than the largest percentage then held by any stockholder other than Adrian J. Reynard, or (ii) ten percent (10%). After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Company, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board. The Rights should not interfere with any merger or other business combination approved by the Board because the rights may be redeemed by the Company at the Redemption Price prior to the occurrence of a Distribution Date.

         A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to the Company's Registration Statement on Form 8-A with respect to the Rights filed with the Securities and Exchange Commission (Commission File No. ______________). A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.